                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: JANUARY 31, 2001

                             COLORADO MEDTECH, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


          COLORADO                      000-12471               84-0731006
----------------------------        ----------------        -------------------
(State or other jurisdiction        (Commission File          I.R.S. Employer
      of incorporation)                  Number)            Identification No.)


                               6175 LONGBOW DRIVE
                             BOULDER, COLORADO 80301
                             -----------------------
          (Address, including zip code, of principal executive offices)


                                 (303) 530-2660
                                 --------------
                         (Registrant's telephone number,
                              including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         No.      Description
         ----     -----------
         99.1     Investor and analyst presentation materials of the President and Chief Executive Officer and the Chief Financial Officer of
                  Colorado MEDtech, Inc. used on January 31, 2001 and to be used from time to time thereafter.

ITEM 9.  REGULATION FD DISCLOSURE

         On January 31, 2001, Colorado MEDtech, Inc. management met with investors and analysts at the Gargiulo Health Care Conference in New York, New York. A copy of the presentation materials of the company's President and Chief Executive Officer and Chief Financial Officer that were used at that conference and which are to be used from time to time thereafter is filed as Exhibit 99.1 hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 31st day of January 2001.

                                        COLORADO MEDTECH, INC.


                                        By: /s/ Peter J. Jensen
                                           --------------------------------
                                           Peter J. Jensen
                                           Vice President

                                 EXHIBIT INDEX


EXHIBIT
  No.             DESCRIPTION
-------           -----------
  99.1            Investor and analyst presentation materials of the President and Chief Executive Officer and the Chief Financial Officer of
                  Colorado MEDtech, Inc. used on January 31, 2001 and to be used from time to time thereafter.